Summary Prospectus	Investor Class (Ticker: ICMCX)
January 31, 2014	Institutional Class (Not Available for Sale)

Before you invest, you may want to review the Intrepid Disciplined Value Fund prospectus, which contains more information about the Fund and its risks.  The current statutory prospectus and statement of additional information dated January 31, 2014, are incorporated by reference into this Summary Prospectus.  You can find the Fund’s prospectus and other information about the Fund online at http://intrepidcapitalfunds.com/download_applications.html.  You can also get this information at no cost by calling 1-866-996-FUND or by sending an e-mail request to prospectus@intrepidcapitalfunds.net.

Investment Objective:  The Intrepid Disciplined Value Fund (the “Fund”) seeks long-term capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)	Investor Class	Institutional Class

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Distributions (as a percentage of offering price)	None	None
Redemption Fee (as a percentage of amount redeemed on shares held for 30 days or less)	2.00%	2.00%
Exchange Fee	None	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%
Distributions and/or Service (12b-1) Fees	0.25%	None
Other Expenses(1)	0.34%	0.34%
Total Annual Fund Operating Expenses	1.59%	1.34%
Fee Waiver and/or Expense Reimbursement(2)	-0.29%	-0.29%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(2)	1.30%	1.05%
(1)	“Other Expenses” for the Institutional Class shares are based on estimated expenses for the current fiscal year.
(2)
Effective January 31, 2014, Intrepid Capital Management, Inc. (the “Adviser”) has contractually agreed to reduce its fees and/or reimburse the Fund to the extent necessary to ensure that Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement do not exceed 1.30% of the Fund’s average daily net assets for the Investor Class shares of the Fund, and do not exceed 1.05% of the average daily net assets for the Institutional Class shares.  Accordingly, Total Fund Operating Expenses have been restated to reflect the fee waiver in effect.  This agreement will continue in effect until January 31, 2015, with successive renewal terms of one year unless terminated by the Board of Trustees prior to any such renewal.  The Adviser has the right to receive reimbursement for fee reductions and/or expense payments made in the prior three fiscal years provided that after giving effect to such reimbursement, Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement do not exceed 1.30% of average daily net assets for the Investor Class and do not exceed 1.05% of average daily net assets for the Institutional Class in the year of reimbursement. “Other Expenses” are presented before any waivers or expense reimbursements.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$132	$474	$838	$1,865
Institutional Class	$107	$396	$706	$1,587

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 30% of the average value of its portfolio.

Principal Investment Strategies: Under normal conditions, the Fund invests in equity securities of companies of any size capitalization. Equity securities in which the Fund may invest include common stocks, preferred stocks, convertible preferred stocks, warrants, options and foreign securities, which include American Depositary Receipts (“ADRs”). The Fund invests in undervalued equity securities and believes an equity security is undervalued if the market value of the outstanding equity security is less than the intrinsic value of the company issuing the equity security. The Fund seeks to invest in equity securities whose future prospects are misunderstood or not fully recognized by the market.  The Fund considers the intrinsic value of a company to be the present value of a company’s expected future stream of free cash flows discounted by an appropriate discount rate.  After estimating the intrinsic value of a company, the Fund adjusts for debt, cash, and other potential capital (such as minority interest) on the company’s balance sheet.  The Fund then makes buy/sell decisions by comparing a company’s market value with its intrinsic value estimates.  The Fund seeks to invest in internally financed companies generating cash in excess of their business needs, with predictable revenue streams, and in industries with high barriers to entry.  In determining the presence of these factors, the Fund’s investment adviser reviews periodic reports filed with the Securities and Exchange Commission as well as industry publications.

In certain market conditions, the Adviser may determine that it is appropriate for the Fund to hold a significant cash position for an extended period of time. The Fund expects that it may maintain substantial cash positions when the Adviser determines that such cash holdings, given the risks the Adviser believes to be present in the market, are more beneficial to shareholders than investment in additional equity securities.

Principal Risks: There is a risk that you could lose all or a portion of your investment in the Fund.  This risk may increase during times of significant market volatility.  The following risks could affect the value of your investment:

•	Market Risk: The risk that certain stocks selected for the Fund’s portfolio may decline in value more than the overall stock market;
•
Small and Medium Capitalization Company Risk: The Fund may invest in small and medium capitalization companies that tend to be more volatile and less liquid than large capitalization companies, which can negatively affect the Fund’s ability to purchase or sell these securities.  Small and medium capitalization companies can be subject to more abrupt or erratic share price changes than larger, more established companies;

•
Value Investing Risk:  The risk associated with the Fund’s investment in companies it considers undervalued relative to their peers or the general stock market where these securities may decline or may not reach what the investment adviser believes are their full value;

•
Foreign Securities Risk:  Stocks of non-U.S. companies (whether directly or in ADRs) as an asset class may underperform stocks of U.S. companies, and such stocks may be less liquid and more volatile than stocks of U.S. companies.  The costs associated with securities transactions are often higher in foreign countries than the U.S.  The U.S. dollar value of foreign securities traded in foreign currencies (and any dividends and interest earned) held by the Fund may be affected unfavorably by changes in foreign currency exchange rates. An increase in the U.S. dollar relative to these other currencies will adversely affect the Fund, if the positions are not fully hedged. Additionally, investments in foreign securities, whether or not publicly traded in the United States, may involve risks which are in addition to those inherent in domestic investments. Foreign companies may not be subject to the same regulatory requirements of U.S. companies and, as a consequence, there may be less publicly available information about such companies.  Also, foreign companies may not be subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies.  Foreign governments and foreign economies often are less stable than the U.S. Government and the U.S. economy.

•
Non-Diversification Risk: Because the Fund is non-diversified (meaning that compared to diversified mutual funds, the Fund may invest a greater percentage of its assets in a particular issuer), the Fund’s shares may be more susceptible to adverse changes in the value of a particular security than would be the shares of a diversified mutual fund.  Thus, the Fund is more sensitive to economic, business and political changes which may result in greater price fluctuations of the Fund’s shares;

•	Cash Position Risk. The ability of the Fund to meet its objective may be limited to the extent it holds assets in cash (or cash equivalents) or is otherwise uninvested.

Performance: The following bar chart and table provide some indication of the risks of investing in the Fund.  The bar chart shows changes in the Fund’s performance from year to year for Investor Class shares.  The table shows how the Fund’s average annual returns over time compare with those of a broad measure of market performance, as well as an additional index that reflects the market sectors in which the Fund invests.  No performance information is available for the Institutional Class shares since that class had not commenced operations as of the date of this prospectus. The performance for the Institutional Class shares would differ only to the extent that the Institutional Class shares have different expenses than the Investor Class shares. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.intrepidcapitalfunds.com.

Intrepid Disciplined Value Fund – Investor Class
Calendar Year Total Returns as of 12/31

During the period shown on the bar chart, the Fund’s best and worst quarters are shown below:

Best Quarter	June 30, 2009	14.85%
Worst Quarter	December 31, 2008	-17.56%

Average Annual Total Returns (For the periods ended December 31, 2013)
	1 Year	5 Years	Since Inception (October 31, 2007)
Investor Class
Return Before Taxes	18.53%	14.93%	6.17%
Return After Taxes on Distributions	15.94%	13.22%	4.88%
Return After Taxes on Distributions and Sale of Fund Shares	11.97%	11.73%	4.63%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	32.39%	17.94%	5.21%
Russell 3000 Total Return Index (reflects no deduction for fees, expenses or taxes)	33.55%	18.71%	5.64%

After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your situation and may differ from those shown.   In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period.  A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”).

Management

Investment Adviser: Intrepid Capital Management, Inc. is the investment adviser for the Fund.

Portfolio Managers: All of the investment decisions by the Adviser for the Fund are made by a team of three investment professionals led by Gregory Estes, CFA®.  Gregory Estes has been a Vice President and portfolio manager for the Adviser since 2000.  Mark Travis is a founder and has been the President of the Adviser since 1994.  Jayme Wiggins, CFA®, rejoined the Adviser in 2010 as a Vice President and portfolio manager following completion of his MBA degree (Mr. Wiggins’ prior service to the Adviser dated from 2002 to 2008).

Purchasing Shares: Investors may purchase, exchange or redeem Fund shares by mail at Intrepid Capital Management Funds Trust, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53201-5207, or by telephone at 1-866-996-FUND.  Redemptions by telephone are only permitted upon previously receiving appropriate authorization.  Transactions will only occur on days the New York Stock Exchange is open.  Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly for information relative to the purchase or sale of Fund shares.  The minimum initial amount of investment in the Fund is $2,500 for Investor Class shares. Subsequent investments in the Investor Class shares of the Fund may be made with a minimum investment of $100. Institutional Class shares of the Fund are not currently available for sale.

Tax Information: The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your advisor or visit your financial intermediary’s website for more information.